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                                                                 Exhibit 10(x)


                     LOAN DOCUMENT MODIFICATION AGREEMENT
                     ------------------------------------
                    (No. 2; dated as of December 4, 1995)
                    -------------------------------------


     LOAN DOCUMENT MODIFICATION AGREEMENT dated as of December 4, 1995 by and between LTX Corporation, a Massachusetts corporation with its principal place of business at LTX Park at University Avenue, Westwood, Massachusetts 02090 (the "BORROWER") and SILICON VALLEY BANK (the "BANK"), a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 45 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East."

        1 .    Reference to Existing Loan Documents.
               ------------------------------------

        Reference is hereby made to that Credit Agreement dated October 6, 1994 between the Bank and the Borrower, as previously amended as of July 20, 1995 (with the attached schedules and exhibits, the "CREDIT AGREEMENT") and the Loan Documents referred to therein, including without limitation that certain Promissory Note of the Borrower dated October 6, 1994 in the principal amount of $5,000,000 (the "NOTE"), and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

        2.     Effective Date.
               --------------

        This Agreement shall become effective as of December 4, 1995 (the "EFFECTIVE DATE"), provided that the Bank shall have received the following on or before January 26, 1996, and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

               a. two copies of this Agreement, duly executed by the Borrower;

               b. an amended and restated promissory note (working capital line of credit) in the form enclosed herewith (the "AMENDED WORKING CAPITAL NOTE"), duly executed by the Borrower;

               c. a promissory note in the principal amount of $2,000,000 in respect of the Equipment Line Commitment in the form enclosed herewith (the "EQUIPMENT LINE NOTE"), duly executed by the Borrower; and

               d. a Security Agreement in respect of the Equipment Line Commitment (the "SECURITY AGREEMENT"), in the form enclosed herewith, duly executed by the Borrower; and




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                                      -2-


               e. evidence of the approval by your Board of Directors of this Agreement the Amended Working Capital Note, the Equipment Line Note and the Security Agreement.

        By the signature of its authorized officer below, the Borrower is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrower set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrower confirms its authorization as to the debiting of its account with the Bank in the aggregate amount of $15,000 ($10,000 in respect of the Working Capital Line of Credit Commitment and $5,000 in respect of the Equipment Line Commitment) in order to pay the Bank's facility fee for the period up to and including the extended Commitment Expiration Date. Finally, the Borrower agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts outstanding under the Credit Agreement and the other Loan Documents.

        3.     Description of Change in Terms.
               ------------------------------

        As of Effective Date, the Credit Agreement is modified in the following respects:

               a. Section 1.1 is hereby amended by deleting the date "December 4, 1995" appearing in the third and fourth lines thereof and substituting in place thereof the date "December 3, 1996."

               b. Section 1.4, as previously amended by the Letter Amendment dated as of July 20, 1995, is hereby amended by deleting the percentage "seventy-five percent (75%)" appearing on the nineteenth line thereof in clause
(ii) and substituting in place thereof "eighty percent (80%)."

               c. Section 1.5 is hereby amended by deleting the date "December 5, 1995" appearing in the second line thereof and substituting in place thereof the date "December 4, 1996."

               d. Section 1.7 is hereby amended by deleting the amount "$1,000,000" appearing in the first line thereof and substituting in place thereof the amount "$5,000,000."

               e. Section 1.8, as previously added by the Letter Agreement dated as of July 20, 1995, is hereby amended by deleting the amount "$4,000,000" appearing in the second line of subsection (a) and the third line of subsection (c) thereof and substituting in place thereof the amount "$5,000,000."

               f. There is hereby inserted immediately following Section 1 the following new Section 1A:



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                                      -3-


Section 1A     Equipment Line of Credit Loans.
----------     ------------------------------

        1A.1 AMOUNT. Subject to and upon the terms and conditions set forth below, the Bank agrees to make loans (each an "EQUIPMENT LINE OF CREDIT LOAN" and collectively, the "EQUIPMENT LINE OF CREDIT LOANS") to the Borrower under this Section 1A.1 from time to time and including September 30, 1996 (the "EQUIPMENT LINE COMMITMENT EXPIRATION DATE"), unless earlier terminated pursuant to Section 1A.6, in an aggregate amount not to exceed at any one time outstanding $2,000,000 (the "EQUIPMENT LINE COMMITMENT"), subject to the limitation set forth in Section 1A.4.

        1A.2. EQUIPMENT NOTE. The Equipment Line of Credit Loans shall be evidenced by and payable with interest in accordance with the note of the Borrower in the form of attached EXHIBIT A-1, dated as of the date hereof (the "EQUIPMENT LINE NOTE"). The Working Capital Line Note and the Equipment Line Note are sometimes together referred to as the "BORROWER NOTES."

        1A.3. REQUESTS FOR EQUIPMENT LINE LOANS. The Borrower may make requests for Equipment Line of Credit Loans, and the Bank shall make such loans in the same manner as provided in Section 1.3 with respect to Working Capital Line of Credit Loans, except that together with the Notice of Borrowing, the Borrower shall furnish to the Bank copies of all invoices for items of Eligible Equipment and such other information as the Bank shall reasonably request.

        1A.4. RESTRICTIONS ON ADVANCES. Equipment Line of Credit Loans may be made only with respect to an item or items of Eligible Equipment specifically identified in accordance with Section 1A.4, and the principal amount of any such Equipment Line of Credit Loans may not exceed 100% of the invoice price of such item or items of Eligible Equipment, including sales taxes, shipping charges, installation charges and similar charges and expenses.

        1A.5. MATURITY DATE OF EQUIPMENT LINE LOANS. All Equipment Line of Credit Loans shall be repayable in installments in accordance with the terms of the Equipment Line Note, provided that all Equipment Line of Credit Loans shall mature and the total principal amount thereunder shall be prepayable on April 4, 2000 (the "EQUIPMENT LINE MATURITY DATE"), at which time all amounts advanced under this Section 1A shall be immediately due and payable.

        1A.6.  TERMINATION OF COMMITMENT.  The Borrower, upon (a) at least two
(2) Banking Days' prior written notice to the bank and (b) the repayment in full of the outstanding principal balance of the Equipment Line of Credit Loans (and accrued interest thereon) and the payment in full of any expenses or other fees owed by the Borrower to the Bank under or pursuant to this Agreement, may elect to permanently terminate the Equipment Line Commitment.




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                                      -4-

          g. Section 2.1(a) is hereby amended by deleting the phrase "Prime Rate plus 1%" appearing in the fourth line thereof and substituting in place thereof the phrase "Prime Rate."

          h. Section 2.1(a) is hereby further amended by deleting the word "last" appearing on the sixth line thereof and substituting in place thereof the word "fourth."

          i. Subparagraph(b) of Section 2.1 is hereby relettered as "subparagraph (c)" and is further amended by inserting immediately following the words "Line of Credit Loans" in the first line thereof the following: "or the Equipment Line of Credit Loans (together, the "BORROWER LOANS").


          j. There is hereby inserted immediately following subparagraph (a) of Section 2.1 the following new subparagraph (b):

                 "(b) The Borrower agrees to pay interest on the unpaid principal amount of each Equipment Line of Credit Loan for each day from and including the date such Equipment Line of Credit Loan was made to it, but excluding the date the principal on such Equipment Line of Credit Loan is due (whether at maturity, by acceleration of otherwise), at a fluctuating rate per annum equal to the Prime Rate plus 1%, which interest shall change when the Prime Rate shall change. Such interest shall be payable monthly in arrears on the fourth day of each month commencing with the first such date hereafter and when the principal amount of such Equipment Line of Credit Loan is due (whether at maturity, by acceleration or otherwise)."

          k. Section 3.1 is hereby deleted in its entirety and there is hereby substituted in place thereof the following:

                 3.1 SECURITY INTERESTS. The Borrower agrees to grant to the Bank a security interest in, and a lien on, all right, title and interest of the Borrower in and to Eligible Equipment financed by the Bank and to enter a Security Agreement in favor of the Bank in a form reasonably satisfactory to the Bank (the "SECURITY AGREEMENT") in order to secure payment and performance of the Borrower's obligations to the Bank under this Agreement in respect of the Equipment Line of Credit Loans and Equipment Line Commitment, under the Equipment Line Note and under the other Loan Documents in respect of the Equipment Line of Credit Loans and the Equipment Line Commitment.

          l. Section 4 is hereby amended by deleting the words "Line of Credit Loans" appearing in the third line of the initial unnumbered paragraph thereof and substituting the words "Borrower Loans."
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                                     -5-



         m. Section 5 is hereby amended by deleting the words "Line of Credit Loans" appearing in the fifth line of the initial unnumbered paragraph thereof and substituting the words "Borrower Loans."

         n. Section 5.5 is hereby amended by inserting at the end of the section after the words "(as defined in the Security Agreement)," the words "and the filing of termination statements in the appropriate UCC filing offices listed on the Perfection Certificate with respect to the Security Agreement between the Borrower and the Bank dated as of October 6, 1994."

         o. Section 6.4, subsection(d) is hereby amended by inserting at the end of the subsection after the words "appropriately completed" the following:

         ", provided, however, that the foregoing information need not be furnished if there are no Working Capital Line of Credit Loans or Extension of Credit under the Working Capital Line of Credit Commitment outstanding, but shall be required as a precondition to any future Working Capital Line of Credit Loans or Extensions of Credit under the Working Capital Line of Credit Commitment."

         p. Section 6.8 is hereby amended by inserting at the end of the subsection after the words "as often as the Bank may reasonably request and cause each of its Subsidiaries to do so" the following:

         ", provided, however, that as long as no event of default has occurred or is continuing, the Bank will not conduct more than one such inspection per calendar year, and in such case, only if the aggregate outstanding borrowings and Extensions of Credit under the Working Capital Line of Credit Commitment have exceeded 10% of the Working Capital Line of Credit Commitment at any quarter end in the prior twelve month fiscal period."

         q. Sections 7.11 through 7.14 of the Credit Agreement are amended in their entirety to read as follows:

               "7.11 QUICK RATIO. The Borrower will not permit the Quick Ratio at the end of any fiscal quarter, commencing with the quarter ending January 31, 1996, to be less than 1.75 to 1.

               7.12 MINIMUM PROFITABILITY. The Borrower will not permit the Net Income at the end of any fiscal quarter, commencing with the fiscal quarter ending January 31, 1996, to be less than $2,500,000.

               7.13 DEBT SERVICE RATIO. The Borrower will not permit the Debt Service Ratio at the end of any fiscal quarter, commencing with the quarter ending January 31, 1996, to be less than 1.5 to 1.

        7.14 TANGIBLE NET WORTH. The Borrower will not permit Tangible Net Worth at the end of any fiscal quarter, commencing with the fiscal quarter ending January 31, 1996, to be less than $145,000,000."

    r. Section 9 is hereby further amended by inserting the following additional definitions in alphabetical order:

        "BORROWER LOANS" shall have the meaning specified in Section 2.1(b).

        "BORROWER NOTES" shall have the meaning specified in Section 1A.2.

        "COMMITMENTS" shall mean the Working Capital Line Commitment and the Equipment Line Commitment.

        "DEBT SERVICE RATIO" shall mean, for any fiscal period, the ratio of
        (a) Net Income, PLUS the sum of depreciation and amortization for such period, PLUS tax expense for such period, PLUS the sum of the aggregate amount of interest accrued during such period on Indebtedness of the Borrower and its Subsidiaries on a consolidated basis ("INTEREST EXPENSE") to (b) the sum of Interest Expense and the current portion of Long-Term Indebtedness.

        "ELIGIBLE EQUIPMENT" means any items of equipment that the Borrower has requested that the Bank finance the purchase of through an Equipment Line of Credit Loan under this Agreement, and which, both on the date of such request and the date of such loan, meets the following requirements:

           (a) such equipment is not (i) a motor vehicle, airplane or similar mode of transportation, (ii) a fixture or leasehold improvement, or (iii) intended by the Borrower to become a fixture or leasehold improvement;

           (b) such equipment has been purchased by the Borrower from the manufacturer or a distributor thereof, has not been put in service by any Person prior to the date of the invoice furnished to the Borrower by such manufacturer or distributor, and has an invoice date of not earlier than September 30, 1995 or later than September 30, 1996;

           (c) such equipment is owned solely by the Borrower and is not subject to any leasehold interest, assignment, claim, lien or security interest, other than a security interest in favor of the Bank pursuant to the Security Agreement; and

           (d) such equipment is in the possession of the Borrower and is located in the State Massachusetts or another jurisdiction of which the Borrower has given the Bank written notice.

                 "Equipment Line Commitment" shall have the meaning set forth in
                 Section 1A.1.

                 "Equipment Line Expiration Date" shall have the meaning specified in Section 1A.1.

                 "Equipment Line of Credit Loans" shall have the meaning set forth in Section 1A.1.

                 "Equipment Line Maturity Date" shall have the meaning specified in Section 1A.5.

                 "Equipment Line Note" shall have the meaning set forth in
                 Section 1A.1.

          s. The definitions of "Line of Credit Loans," and "Line of Credit Commitment," are hereby changed to "Working Capital Line of Credit Loans" and "Working Capital Line of Credit Commitment," respectively, and all references to such terms throughout the Credit Agreement and the other Loan Documents are changed accordingly.

          t. All references to the term "Note" in Section 1 of the Credit Agreement are changed to the term "Working Capital Line of Credit Note." All other references to the term "Note" in the Credit Agreement and the other Loan Documents shall (unless it is clear from the context that the reference is solely to the Working Capital Line of Credit Note) shall be changed to refer to "the Borrower Notes."

          u. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

     4. The Bank agrees with the Borrower that from and after the effective Date, the Security Agreement between the Borrower and the Bank dated as of October 6, 1994 shall be of no further force and effect. The Bank agrees to execute and cause to be filed with the appropriate filing authorities the UCC termination statements and other appropriate documentation to confirm termination of the security interests granted by the foregoing document.

     5.   Continuing Validity
          ---------- --------

     Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents, except the Security Agreement between the Borrower and the Bank dated as of October 6, 1994, is in full force and effect and is hereby ratified and confirmed. The amendments set forth above

(i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

        6.   Miscellaneous.
             -------------

             a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

             b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

             c.      THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH
ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

             d. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.


                  [This space is intentionally left blank.]



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                                     -9-


        IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                        Sincerely,


                                        SILICON VALLEY EAST, a Division
                                         of Silicon Valley Bank



                                        By: /s/ MARK PASCULANO
                                            ------------------------------------
                                         Name: Mark Pasculano
                                         Title: Vice President


                                        SILICON VALLEY BANK


                                        By:
                                            ------------------------------------
                                         Name:
                                         Title:
                                         (signed in Santa Clara, CA)


                                        LTX CORPORATION


                                        By: /s/ JOHN J. ARCARI
                                            ------------------------------------
                                         Name: John J. Arcari
                                         Title: Chief Financial Officer



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                                  Schedule A
                                  ----------



                             - No modifications -